UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017

NET SAVINGS LINK, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-53346	82-1337551
(State or otherjurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2374 Route 390 North, Mountainhome
Cresco, PA	18326
(Address of principal executive offices)	(Zip Code)

(570) 595-2432
(Registrant’s telephone number, including area code)

P.O. Box 609 1076 Route 390 North Mountainhome, Pennsylvania 18342
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 8, 2017, we entered into a definitive acquisition agreement with Danyi Zhang, a private individual, to acquire one hundred percent (100%) of Shanghai Hua Si Tai Medical Consultation Company Limited, in exchange for a cash payment of eight hundred thousand ($ 800,000.00) U.S. Dollars.

ITEM 7.01 REGULATION FD DISCLOSURE.

Today, our CEO, James A. Tilton, announced the execution of a Definitive Acquisition Agreement with Danyi Zhang, a private individual.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

2  Definitive Acquisition Agreement dated May 8, 2017

99.1 Press Release dated May 8, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017

NET SAVINGS LINK, INC.

/s/ James Tilton
James Tilton, Chief Executive Officer

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